Exhibit 99.2 Second Quarter 2025 Financial Review and Analysis (preliminary, unaudited) July 22, 2025 Supplemental Presentation Materials Unless otherwise indicated, comparisons are to the same period in the prior year. July 22, 2025 Preliminary & unaudited, Q2 2025 ﬁnancial review and analysis 1

Safe Harbor Statement Certain statements contained in this document are forward-looking statements intended to qualify for the safe harbor from liability established by the Private Securities Litigation Reform Act of 1995. These forward-looking statements, and ﬁnancial or other business targets, are subject to certain risks and uncertainties. We believe that the most signiﬁcant risk factors that could affect our ﬁnancial performance in the near term include: (i) the impact on underlying demand for our products from global economic conditions, tariffs, geopolitical uncertainty, and changes in environmental standards, regulations and preferences; (ii) competitors’ actions, including pricing, expansion in key markets, and product offerings; (iii) the cost and availability of raw materials; (iv) the degree to which higher costs can be offset with productivity measures and/or passed on to customers through price increases, without a signiﬁcant loss of volume; (v) foreign currency ﬂuctuations; and (vi) the execution and integration of acquisitions. Actual results and trends may differ materially from historical or anticipated results depending on a variety of factors, including but not limited to, risks and uncertainties related to the following: ● International Operations – worldwide economic, social, geopolitical and market conditions; changes in geopolitical conditions, including those related to trade relations and tariffs, China, the Russia-Ukraine war, the Israel-Hamas war and related hostilities in the Middle East; ﬂuctuations in foreign currency exchange rates; and other risks associated with international operations, including in emerging markets ● Our Business – ﬂuctuations in demand affecting sales to customers; ﬂuctuations in the cost and availability of raw materials and energy; changes in our markets due to competitive conditions, technological developments, laws and regulations, and customer preferences; environmental regulations and sustainability trends; the impact of competitive products and pricing; the execution and integration of acquisitions; selling prices; customer and supplier concentrations or consolidations; the ﬁnancial condition of distributors; outsourced manufacturers; product and service quality claims; restructuring and other cost reduction actions; our ability to generate sustained productivity improvement and our ability to achieve and sustain targeted cost reductions; the timely development and market acceptance of new products, including sustainable or sustainably-sourced products; our investment in development activities and new production facilities; the collection of receivables from customers; and our sustainability and governance practices ● Information Technology – disruptions in information technology systems; cybersecurity events or other security breaches; and successful installation of new or upgraded information technology systems ● Income Taxes – ﬂuctuations in tax rates; changes in tax laws and regulations, and uncertainties associated with interpretations of such laws and regulations; outcome of tax audits; and the realization of deferred tax assets ● Human Capital – recruitment and retention of employees and collective labor arrangements ● Our Indebtedness – our ability to obtain adequate ﬁnancing arrangements and maintain access to capital; credit rating risks; ﬂuctuations in interest rates; and compliance with our debt covenants ● Ownership of Our Stock – potential signiﬁcant variability of our stock price and amounts of future dividends and share repurchases ● Legal and Regulatory Matters – protection and infringement of our intellectual property; the impact of legal and regulatory proceedings, including with respect to compliance and anti-corruption, environmental, health and safety, and trade compliance ● Other Financial Matters – ﬂuctuations in pension costs and goodwill impairment For a more detailed discussion of these factors, see “Risk Factors” and “Management’s Discussion and Analysis of Financial Condition and Results of Operations” in our 2024 Form 10-K, ﬁled with the Securities and Exchange Commission on February 26, 2025, and subsequent quarterly reports on Form 10-Q. The forward-looking statements included in this document are made only as of the date of this document, and we undertake no obligation to update these statements to reﬂect subsequent events or circumstances, other than as may be required by law. July 22, 2025 Preliminary & unaudited, Q2 2025 ﬁnancial review and analysis 2

Use of Non-GAAP Financial Measures This presentation contains certain non-GAAP ﬁnancial measures as deﬁned by SEC rules. We report our ﬁnancial results in conformity with accounting principles generally accepted in the United States of America, or GAAP, and also communicate with investors using certain non-GAAP ﬁnancial measures. These non-GAAP ﬁnancial measures are not in accordance with, nor are they a substitute for or superior to, the comparable GAAP ﬁnancial measures. These non-GAAP ﬁnancial measures are intended to supplement the presentation of our ﬁnancial results prepared in accordance with GAAP. We use these non-GAAP ﬁnancial measures internally to evaluate trends in our underlying performance, as well as to facilitate comparisons with the results of competitors for quarters and year-to-date periods, as applicable. Based on feedback from investors and ﬁnancial analysts, we believe that the supplemental non-GAAP ﬁnancial measures we provide are also useful to their assessments of our performance and operating trends, as well as liquidity. In accordance with Regulations G and S-K, reconciliations of non-GAAP ﬁnancial measures from the most directly comparable GAAP ﬁnancial measures, including limitations associated with these non-GAAP ﬁnancial measures, are provided in the appendix to this document and/or the ﬁnancial schedules accompanying the earnings news release for the quarter (see Attachments A-4 through A-8 to news release dated July 22, 2025). Our non-GAAP ﬁnancial measures exclude the impact of certain events, activities or strategic decisions. The accounting effects of these events, activities or decisions, which are included in the GAAP ﬁnancial measures, may make it more difﬁcult to assess our underlying performance in a single period. By excluding the accounting effects, positive or negative, of certain items (e.g., restructuring charges, outcomes of certain legal matters and settlements, certain effects of strategic transactions and related costs, losses from debt extinguishments, gains or losses from curtailment or settlement of pension obligations, gains or losses on sales of certain assets, gains or losses on venture and other investments, currency adjustments due to highly inﬂationary economies, and other items), we believe that we are providing meaningful supplemental information that facilitates an understanding of our core operating results and liquidity measures. While some of the items we exclude from GAAP ﬁnancial measures recur, they tend to be disparate in amount, frequency or timing. We use the non-GAAP ﬁnancial measures described below in this presentation. • Sales change ex. currency refers to the increase or decrease in net sales, excluding the estimated impact of foreign currency translation, and where applicable, the currency adjustments for transitional reporting of highly inﬂationary economies and the reclassiﬁcation of sales between segments. Additionally, where applicable, sales change ex. currency is also adjusted for an extra week in our ﬁscal year and the calendar shift resulting from an extra week in the prior ﬁscal year. The estimated impact of foreign currency translation is calculated on a constant currency basis, with prior-period results translated at current period average exchange rates to exclude the effect of foreign currency ﬂuctuations. Our 2025 ﬁscal year that began on December 29, 2024 will end on December 31,2025; ﬁscal years 2026 and beyond will be coincident with the calendar year beginning on January 1 and ending on December 31. • Organic sales change refers to sales change ex. currency, excluding the estimated impact of acquisitions and product line divestitures. We believe that sales change ex. currency and organic sales change assist investors in evaluating the sales change from the ongoing activities of our businesses and enhance their ability to evaluate our results from period to period. We believe that the following measures assist investors in understanding our core operating trends and comparing our results with those of our competitors. • Adjusted operating income refers to net income adjusted for taxes; other expense (income), net; interest expense; other non-operating expense (income), net; and other items. • Adjusted EBITDA refers to adjusted operating income before depreciation and amortization. • Adjusted operating margin refers to adjusted operating income as a percentage of net sales. • Adjusted EBITDA margin refers to adjusted EBITDA as a percentage of net sales. • Adjusted tax rate refers to the projected full-year GAAP tax rate, adjusted to exclude certain unusual or infrequent events that are expected to signiﬁcantly impact that rate, such as effects of certain discrete tax planning actions, impacts related to enactments of comprehensive tax law changes, and other items. • Adjusted net income refers to income before taxes, tax-effected at the adjusted tax rate, and adjusted for tax-effected restructuring charges and other items. • Adjusted net income per common share, assuming dilution (adjusted EPS) refers to adjusted net income divided by the weighted average number of common shares outstanding, assuming dilution. • Net debt to adjusted EBITDA ratio refers to total debt (including ﬁnance leases) less cash and cash equivalents, divided by adjusted EBITDA for the last twelve months. We believe that the net debt to adjusted EBITDA ratio assists investors in assessing our leverage position. • Adjusted free cash ﬂow (adjusted FCF) refers to cash ﬂow provided by operating activities, less payments for property, plant and equipment, less payments for software and other deferred charges, plus proceeds from company-owned life insurance policies, plus proceeds from sales of property, plant and equipment, plus (minus) net proceeds from insurance and sales (purchases) of investments, less net cash used for Argentine Blue Chip Swap securities. Where applicable, adjusted free cash ﬂow is also adjusted for certain acquisition-related transaction costs. We believe that adjusted free cash ﬂow assists investors by showing the amount of cash we have available for debt reductions, dividends, share repurchases, and acquisitions. • Adjusted free cash ﬂow conversion refers to adjusted free cash ﬂow divided by net income. This document has been furnished (not ﬁled) on Form 8-K with the SEC and may be found on our website at www.investors.averydennison.com. July 22, 2025 Preliminary & unaudited, Q2 2025 ﬁnancial review and analysis 3

Delivered solid Q2, with EPS above midpoint, in a dynamic environment Q2 adj. EPS (non-GAAP) of $2.42, up 5% sequentially and comparable to PY ● Outsized growth in high-value categories and productivity in the base offset more than 10 cent impact from tariffs on apparel/general retail sourcing volumes (consumer demand remains resilient) Performance reﬂects strength and durability of franchise; have multiple levers to deliver results ● High value categories up LSD, up MSD excluding estimated indirect impact of tariffs ● Driving productivity to protect and expand margins in the base Broader impact of trade policy unclear; leveraging proven playbook to mitigate short-term impact, while driving key initiatives to deliver strong growth over the cycle ● Investing in high-value categories and innovation to accelerate growth ● Strong balance sheet and disciplined capital allocation strategy; focused on driving EVA over cycles In Q3, expect adj. EPS of $2.24 to $2.40 July 22, 2025 Preliminary & unaudited, Q2 2025 ﬁnancial review and analysis 4

Second quarter 2025 ﬁnancial review Reported operating income of $286 mil. ● Adj. EBITDA margin (non-GAAP) of 16.6%, up 20 bps ● Adj. operating margin (non-GAAP) of 12.9%, comparable Net sales of $2.2 bil. to PY Organic sales change (non-GAAP) down 1.0% Strong adj. FCF (non-GAAP) of $189 mil. Returned $172 mil. to shareholders through share repurchases and dividends Reported EPS of $2.41 Adj. EPS of $2.42, comparable to PY Maintained strong balance sheet; continuing to deploy capital in disciplined manner ● Net debt to adj. EBITDA ratio (non-GAAP) of 2.3 July 22, 2025 Preliminary & unaudited, Q2 2025 ﬁnancial review and analysis 5

Second quarter 2025 segment review Materials Group delivered strong productivity and margins on modest volume growth ● Organic sales down 1% ○ Volume/mix up LSD, which was more than offset by deﬂation-related price reductions ● Strong adj. EBITDA margin of 17.8%, down 10 bps vs. PY Solutions Group results impacted by tariff-related uncertainty ● Organic sales down 1%; decline driven by apparel and general retail ● Solid adj. EBITDA margin of 17.1%, up 30 bps High-value categories delivered sales of ~$1.0 bil., up LSD organically and up MSD excluding estimated impact of tariffs ● Enterprise-wide Intelligent Labels comparable to PY (up mid-teens outside of apparel and general retail) ● Materials high-value categories up LSD ● Vestcom up ~10%, as new programs roll out; Embelex down HSD Base categories delivered sales of ~$1.2 bil., down LSD organically July 22, 2025 Preliminary & unaudited, Q2 2025 ﬁnancial review and analysis 6 Note: LSD/MSD/HSD = low, mid or high single digit %

Trade policy continues to evolve

Mitigating direct impact from recent tariffs

- Vast majority (~90%) of global material cost is not subject to tariffs
- In Q2, implemented sourcing and pricing actions to largely mitigate LSD tariff-related cost increases

Indirect impact from tariffs remains more uncertain

- ~70% of Solutions Group sales are in tariff-impacted apparel/general retail end markets
- In Q2, overall apparel categories were down ~6%; sales and order pattern improving in June/July



Apparel Categories
10%
5%
0%
-5%
-10%
Q1
April
May
June
Apparel Categories
Orders vs. PY

July 22, 2025 Preliminary & unaudited, Q2 2025 financial review and analysis 7

Quarterly sales trend analysis 2Q24 3Q24 4Q24 1Q25 2Q25 Reported Sales Change 6.9% 4.1% 3.6% (0.1%) (0.7%) Organic Sales Change 7.1% 4.3% 3.3% 2.3% (1.0%) Acquisitions/Divestitures 0.9% 0.3% 0.2% - - (1) Sales Change ex. Currency (Non-GAAP) 8.0% 4.7% 3.5% 2.3% (1.0%) Currency Translation (1.1%) (0.6%) 0.1% (2.5%) 0.3% (1) Reported Sales Change 6.9% 4.1% 3.6% (0.1%) (0.7%) (1) Totals may not sum due to rounding July 22, 2025 Preliminary & unaudited, Q2 2025 ﬁnancial review and analysis 8

Quarterly sales trend analysis (cont.) Organic Sales Change 2Q24 3Q24 4Q24 1Q25 2Q25 Materials Group 5.6% 3.6% 3.7% 1.2% (1.0%) Solutions Group 10.8% 6.0% 2.6% 4.9% (0.8%) Total Company 7.1% 4.3% 3.3% 2.3% (1.0%) Total Company 8.0% 4.7% 3.5% 2.3% (1.0%) Sales Change Ex. Currency July 22, 2025 Preliminary & unaudited, Q2 2025 ﬁnancial review and analysis 9

Second quarter 2025 sales and margin comparisons Sales Change Reported Ex. Currency Organic 0.2% (1.0%) (1.0%) Materials Group (2.6%) (0.8%) (0.8%) Solutions Group (0.7%) (1.0%) (1.0%) Total Company Reported Adjusted Adjusted Operating Margin Operating Margin EBITDA Margin 2Q25 2Q24 2Q25 2Q24 2Q25 2Q24 Materials Group 16.1% 14.4% 15.6% 15.8% 17.8% 17.9% Solutions Group 8.9% 9.3% 10.0% 10.1% 17.1% 16.8% Total Company 12.9% 11.7% 12.9% 12.9% 16.6% 16.4% July 22, 2025 Preliminary & unaudited, Q2 2025 ﬁnancial review and analysis 10

Second Quarter 2025 Results Materials Group 2024 Sales by Product Reported sales increased 0.2% to $1.6 bil. Label Materials Sales down 1.0% organically High-value Graphics & Reﬂectives Categories ● High-value categories (HVC), incl. Intelligent Performance Tapes & Medical Labels, up LSD in total; base categories down LSD 36% Other ● Label Materials down LSD ● Graphics and Reﬂectives up HSD; Performance Tapes and Medical up LSD Reported operating margin of 16.1% ● Adj. operating margin of 15.6%, down 20 bps 2024 Sales by Geography ● Adj. EBITDA margin of 17.8%, down 10 bps U.S. & Canada ○ Beneﬁts from productivity and higher Emerging Markets volume/mix were offset by the net impact of Western Europe 38% pricing and raw material inputs costs E. Europe & MENA Asia Paciﬁc Latin America July 22, 2025 Preliminary & unaudited, Q2 2025 ﬁnancial review and analysis 11 Est. End Market Product Category

Second Quarter 2025 Results

Solutions Group

Reported sales decreased 2.6% to $670 mil.
Sales down 0.8% organically

- High-value categories, incl. Intelligent Labels, up LSD
    - HVC up HSD excl. est. indirect tariff impact
    - IL comparable to PY; Vestcom up ~10%; Embelex down HSD
- Base categories down MSD
- Overall apparel categories down MSD

Reported operating margin of 8.9%

- Adj. operating margin of 10.0%, down 10 bps
- Adj. EBITDA margin of 17.1%, up 30 bps
    - Benefits from productivity were partially offset by lower volume in apparel and growth investments


Product Category
High-value Categories
59%
2024 Sales by Product
Base Solutions
Intelligent Labels (IL)
Vestcom
Ext. Embellishments (Embelex)


Est. End Market
2024 Sales by Geography
U.S. & Canada
Europe
Asia Pacific
Latin America

July 22, 2025 Preliminary & unaudited, Q2 2025 financial review and analysis 12

Enterprise-wide Intelligent Labels

Overall Results

- Q2 sales comparable to PY, up MSD sequentially
  - Apparel/General retail categories down MSD vs. PY
  - Other categories up mid-teens vs. PY

Key End Market Insights

Apparel and General Retail:

- Tariff uncertainty led to customer inventory reductions as they re-evaluate sourcing; anticipate normalization over time

Food & Logistics:

- **Food:** Significant growth; first bakery rollout on track, with strong pipeline momentum
- **Logistics:** Strong growth, partly due to PY comparable; strong market share, actively pursuing new projects

Forward View

- Tariff uncertainty will impact 2025 growth; planned rollouts remain largely on track; targeting to maintain/expand share



$0.9B
2024 Sales by category
Apparel
General Retail
Food & Logistics
All Other



Sales vs. PY
15%
10%
5%
0%
-5%
1Q25
2Q25
Apparel/Gen. Retail
Food, Logistics, Other
Enterprise IL

July 22, 2025 Preliminary & unaudited, Q2 2025 financial review and analysis 13

Q3 2025 EPS Guidance

	Low	High
Reported EPS	**$2.14**	**$2.30**
Est. restructuring costs and other items	~$0.10	~$0.10
Adjusted EPS	**$2.24**	**$2.40**

In Q3, anticipate adj. EPS down sequentially driven by typical volume seasonality

- Anticipate slight sales growth vs. prior year
- Macro uncertainty remains elevated; continuing to drive key initiatives to accelerate profitable growth

Additional full-year considerations

- Currency translation tailwind to operating income of ~$7 mil. (previously ~$7 mil. headwind)
- Incremental savings from net restructuring actions of ~$50 mil. (previously ~$45+ mil.)
- Targeting ~100% adj. FCF conversion (non-GAAP); fixed and IT capital spend of ~$240 mil.
- Interest expense (net of non-operating int. income) of ~$110 mil.; adj. tax rate (non-GAAP) of ~26%
- Assuming no shift in macro, anticipate earnings growth vs prior year in Q4

July 22, 2025 Preliminary & unaudited, Q2 2025 financial review and analysis 14

Appendix September 18, 2024 Avery Dennison 2024 Investor Day 15 Classiﬁcation: Avery Dennison - Secret

Apparel Broad exposure to diverse end markets across portfolio General industrial, Est. 2024 Sales by End Market building and construction, electronics, automotive, appliances/whitegoods, Food, home and Industrial/ architecture, corporate personal care, beer Durable branding and signage and beverage, wine and spirits, pharmaceuticals, Non- 60%+ medical/healthcare durable Broad retail apparel globally, Goods Staples across all categories (e.g., performance, contemporary, value, premium, and fast fashion) Logistics Variable information/ identiﬁcation for ecommerce, general industrial and parcels July 22, 2025 Preliminary & unaudited, Q2 2025 ﬁnancial review and analysis 16

Diversified geographic exposure, a competitive strength

2024 Sales by Manufacturing Location


Rest of Asia Pacific ~16%
U.S. ~30%
China ~16%
$8.8B
Mexico
Canada
Rest of LATAM
EEMEA
Western Europe ~25%

- Vast majority of U.S.-produced sales is for domestic consumption
- Nearly all U.S./Canada/Mexico import/exports are USMCA compliant (including RFID inlays)
- ~$1.4B of AVY sales are produced in China; ~$450M estimated for export to U.S. market (largely apparel)

July 22, 2025 Preliminary & unaudited, Q2 2025 financial review and analysis 17

averydennison.com #MakingPossible © 2025 Avery Dennison Corporation. All rights reserved. The “Making Possible” tagline, Avery Dennison and all other Avery Dennison brands, product names and codes are trademarks of Avery Dennison Corporation. All other brands or product names are trademarks of their respective owners. Fortune 500® is a trademark of Time, Inc. Branding and other information on any July 22, 2025 Preliminary & unaudited, Q2 2025 ﬁnancial review and analy sampl sis es depicted are ﬁctitious. Any resemblance to actual names is purely coincidental. 18